EXECUTION COPY


                          ANCHOR CONSENT AND AGREEMENT


     CONSENT AND AGREEMENT dated as of August 1, 1999 among ANCHOR NATIONAL LIFE INSURANCE COMPANY, an Arizona stock life insurance corporation ("Anchor"), ANLIC
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INSURANCE  COMPANY  (HAWAII),  LTD.,  a  Hawaii  stock captive insurance company
("ANLIC  (Hawaii)"),  and  CITICORP NORTH AMERICA, INC., as agent (the "Agent").
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                                    RECITALS
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     A.     Anchor  and ANLIC (Hawaii) have entered into a Reinsurance Agreement dated as of August 1, 1999 (said Agreement, as it may be supplemented, amended, replaced or otherwise modified from time to time, being the "Reinsurance
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Agreement";  unless  otherwise  defined herein, terms defined in the Reinsurance
       --
Agreement and in the Servicing Agreement (as defined in the Reinsurance Agreement) are used herein as therein defined).

     B. To obtain financing necessary to perform its obligations in connection with the Reinsurance Agreement, ANLIC (Hawaii) will sell to Corporate Receivables Corporation (the "Purchaser") a promissory note owed to ANLIC
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(Hawaii)  and  will  grant  to  the  Agent  and to Citibank, N.A., respectively, security interests in all right, title and interest of ANLIC (Hawaii) in and to certain collateral (as described below).

     C. The execution and delivery of this Consent and Agreement is a condition precedent to ANLIC (Hawaii) obtaining such financing.

     D. This Consent and Agreement is intended to clarify the procedures by which Anchor will fulfill its payment obligations as set forth in the Reinsurance Agreement.

     NOW THEREFORE, to induce the Purchaser to purchase the promissory note being sold by ANLIC (Hawaii) and in consideration of the premises and of other valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

     Section 1.     No Change in Reinsurance Agreement.  Nothing in this Consent
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and  Agreement  shall  amend  or otherwise modify in any respect the Reinsurance
Agreement, the terms of which (including but not limited to the netting provisions of Section 8.5 thereof) shall exclusively govern whether Anchor or ANLIC (Hawaii) shall at any time have any obligation to make any payment thereunder. The Agent agrees that, while assuming the power to enforce the rights and remedies of ANLIC (Hawaii), the Agent will not interfere with or impede the duties and obligations that ANLIC (Hawaii) owes to Anchor under the Reinsurance Agreement.

     Section  2.     Notices  and  Acknowledgments.  (a)  Anchor  hereby
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acknowledges  notice  of  and  consents  to  the  assignment  and grant by ANLIC
(Hawaii) to the Agent of a security interest in all right, title and interest of ANLIC (Hawaii) in and to certain collateral, including but not limited to all right, title and interest of ANLIC (Hawaii) in and to each of the agreements set forth on Schedule 1 hereto and the proceeds thereof (such agreements, as the same may be amended, supplemented or modified from time to time, being the "Assigned Agreements").
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     (b)     Anchor hereby acknowledges notice of and consents to the assignment and grant by ANLIC (Hawaii) to Citibank, N.A. of a security interest in all right, title and interest of ANLIC (Hawaii) in and to certain collateral, including but not limited to all right, title and interest of ANLIC (Hawaii) in and to each of the Assigned Agreements.

     Section  3.     Appointment  and  Authorization  of  the Agent.  (a)  ANLIC
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(Hawaii)  hereby  appoints  the Agent as ANLIC (Hawaii)'s attorney-in-fact, with full authority in the place and stead of ANLIC (Hawaii) and in the name of ANLIC (Hawaii) or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument that the Agent may deem necessary or advisable for the purpose of exercising or enforcing (or abstaining from exercising or enforcing) any right, remedy, power or privilege of ANLIC (Hawaii) under any Reinsurance Document or Assigned Agreement, including, without limitation:

     (i) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Reinsurance Documents or Assigned Agreements,

     (ii) to receive, indorse and collect any drafts or other instruments, documents and chattel paper in connection with this Section 3(a),

     (iii) to file any claims or take any action or institute any proceedings that the Agent may deem necessary or desirable for the collection of any amounts payable under any Assigned Agreement or to enforce compliance with the terms of any Reinsurance Document or Assigned Agreement or the rights of ANLIC (Hawaii) or the Agent with respect thereto.

     (b) Anchor acknowledges and agrees that all rights of ANLIC (Hawaii) under the Reinsurance Documents and the Assigned Agreements will be exercised by the Agent.

     (c) Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as Agent or attorney-in-fact under or in connection with any Reinsurance Document or Assigned Agreement (including the Agent's servicing, administering or collecting any amounts payable), except for its own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the
Agent: (i) may consult with legal counsel (including counsel for Anchor, ANLIC (Hawaii) or any of their respective Affiliates), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to Anchor, ANLIC (Hawaii) or any of their respective Affiliates, and shall not be responsible to Anchor, ANLIC (Hawaii) or any of their

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respective  Affiliates,  for  any statement, warranty or representation (whether written or oral) made in or in connection with this Consent and Agreement, any Reinsurance Document or Assigned Agreement or any instrument or document furnished pursuant to any of the foregoing (collectively, the "Consent
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Documents");  (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Consent Document on the part of Anchor, ANLIC (Hawaii) or any other Person or to inspect the property (including the books and records) of Anchor, ANLIC (Hawaii) or any other Person; (iv) shall not be responsible to Anchor, ANLIC
(Hawaii) or any other Person for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Consent Document; and
(v) shall incur no liability under or in respect of any Consent Document by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by telecopier, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

     (d)     CNAI  and Affiliates.  With respect to any right, remedy, privilege
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or  power  of  CNAI  individually,  CNAI  shall  have the same rights, remedies, privileges and powers and may exercise the same as though it were not the Agent and not the attorney-in fact of ANLIC (Hawaii). CNAI and its Affiliates may generally engage in any kind of business with Anchor, any of its Affiliates and any Person who may do business with or own securities of Anchor or any of its Affiliates, all as if CNAI were not the Agent and were not the attorney-in-fact of ANLIC (Hawaii) and without any duty to account therefore to Anchor, ANLIC (Hawaii) or any other Person.

     Section 4.     Agreements.  In furtherance of Anchor's consent to the grant
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by  ANLIC  (Hawaii)  of  the  security  interest referenced in Section 2, Anchor hereby  agrees  with  the  Agent  as  follows:

     (a) Anchor will make all payments to be made by it under or in connection with each Assigned Agreement (which shall at all times be subject to the netting provisions of Section 8.5 of the Reinsurance Agreement) directly to the non-interest bearing cash collateral account that ANLIC (Hawaii) has opened with Citibank, N.A. at its office at 399 Park Avenue, New York, New York 10043, Account No. 40800176 strictly in accordance with the terms of such Assigned Agreement.

     (b) Except solely to the extent set forth in Section 8.5 of the Reinsurance Agreement, the obligation of Anchor to make the payments referred to in Section 4(a) is absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right against Anchor, ANLIC (Hawaii) or any other Person for any reason whatsoever (whether in connection with the transactions contemplated in the Reinsurance Documents or in connection with any unrelated transaction), (ii) any insolvency, bankruptcy, reorganization or similar proceeding by or against Anchor, ANLIC (Hawaii), the Purchaser, the Agent or any other Person or (iii) any other circumstance, happening or event whatsoever, whether foreseen or unforeseen and whether or not similar to any of the foregoing. All such payments made by Anchor shall be final, and Anchor will not seek to recover from the Agent for any reason any such payment once made.
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

     (c) The Agent shall be exclusively entitled to exercise any and all rights and remedies of ANLIC (Hawaii) under each and every Assigned Agreement in accordance with the terms of such Assigned Agreement, and Anchor shall comply in all respects with such exercise. The Agent shall not have any obligation to perform any duty of ANLIC (Hawaii) or any other Person under any Assigned Agreement or any Reinsurance Document.

     (d) Anchor will not (i) cancel or terminate any Assigned Agreement or consent to or accept any cancellation or termination thereof except pursuant to the terms thereof in effect on the date hereof, (ii) amend or otherwise modify any Reinsurance Document or any Assigned Agreement or this Consent and Agreement or (iii) make any payment of amounts to become due by it under or in connection with any Assigned Agreement except as expressly provided therein.

     Section  5.     Representations  and  Warranties.  Anchor  represents  and
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warrants  as  of  the  date  hereof:

     (a) Anchor is a stock life insurance company duly incorporated, validly existing and in good standing under the laws of Arizona.

     (b) The execution, delivery and performance by Anchor of this Consent and Agreement are within Anchor's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) Anchor's articles of incorporation or by-laws or (ii) law or any regulation or contractual restriction binding on or affecting Anchor.

     (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by Anchor of this Consent and Agreement, or for the exercise by the Agent of its rights and remedies under this Consent and Agreement, except for such other filings with and approvals as have been duly made and obtained prior to the date hereof.

     (d) This Consent and Agreement has been duly executed and delivered by Anchor and is the legal, valid and binding obligation of Anchor enforceable against Anchor in accordance with its terms.

     Section 6.     Governing Law, Etc.  THIS CONSENT AND AGREEMENT (I) SHALL BE
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GOVERNED  BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK,
(ii) may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement, and (iii) shall be binding upon, and inure to the benefit of and be enforceable by, each of the parties hereto and their respective successors, transferees and assigns.

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     IN  WITNESS WHEREOF, each of the undersigned has duly executed this Consent and  Agreement  as  of  the  day  and  year  first  above  written.

                                    ANCHOR  NATIONAL  LIFE  INSURANCE  COMPANY


                                    By:_______________________________________
                                       Title:


                                    ANLIC  INSURANCE  COMPANY  (HAWAII),  LTD.


                                    By:_______________________________________
                                       Title:


                                    CITICORP  NORTH  AMERICA,  INC.,  as  Agent


                                    By:_______________________________________
                                       Title:  Vice  President

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
                                   Schedule 1

                               Assigned Agreements
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1.     Reinsurance  Agreement,  dated  as  of  August  1,  1999,  between Anchor
National Life Insurance Company and ANLIC Insurance Company (Hawaii), Ltd., as such agreement is supplemented, amended, replaced or otherwise modified from time to time (the "Reinsurance Agreement"), including, without limitation, the
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Allocation  Procedures, Collection Procedures and Fixed Account Segregated Asset
Requirements and Procedures, as the foregoing are defined in the Reinsurance Agreement.

2. Servicing Agreement, dated as of August 1, 1999, among ANLIC Insurance Company (Hawaii), Ltd., Anchor Insurance Company (Hawaii), Ltd., Anchor National Life Insurance Company and SunAmerica Life Insurance Company, as such agreement is supplemented, amended, replaced or otherwise modified from time to time (the "Servicing Agreement"), including, without limitation, the Daily Reinsurance
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Servicer  Report  and  the  Reinsurance  Servicer  Report,  as the foregoing are
 --
defined  in  the  Servicing  Agreement.
 --

3. Irrevocable Standing Instructions among Anchor National Life Insurance Company, ANLIC Insurance Company (Hawaii), Ltd., State Street Bank and Trust Company, Variable Separate Account, Anchor Pathway Fund, Anchor Series Trust and SunAmerica Series Trust, as such instructions are supplemented, amended, replaced or otherwise modified from time to time, together with all Schedules and Exhibits thereto.

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